EXHIBIT 10.2

                                  Amendment to
                             Supplemental Agreement

     This Amendment to Supplemental Agreement ("Amendment") is entered into by and between ICO, Inc., a Texas corporation, and its subsidiaries and affiliates ("Employer"), and Timothy J. Gollin ("Employee"), to be effective July 14, 2003 (the "Effective Date").
                                   WITNESSETH:

     WHEREAS, Employee and Employer are parties to an Employment Agreement ("the 2001 Agreement") effective June 21, 2001, and a Supplemental Agreement (the "Supplemental Agreement") effective June 19, 2003, supplementing the terms of the referenced 2001 Agreement;

     WHEREAS, Employee and Employer desire to amend the Supplemental Agreement, as set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants, and obligations contained herein, Employer and Employee agree as follows:

1. All references to "July 15, 2003" contained in paragraphs 2, 3, and 4 of the Supplemental Agreement are hereby specifically changed to "August 15, 2003."

2. Except as expressly modified by this Amendment, the terms and conditions in the Supplemental Agreement remain in effect.

         IN WITNESS WHEREOF, Employer and Employee have duly executed this Amendment in multiple originals to be effective on the Effective Date.


          EMPLOYER:

          ICO, Inc.

          BY:

          /s/  Christopher  N.  O'Sullivan
          --------------------------------
          Christopher  N.  O'Sullivan
          President  and  Chairman


          EMPLOYEE:

          /s/  Timothy  J.  Gollin
          --------------------------------
          Timothy  J.  Gollin